BOND MARKET INDEX FUND

Class	J	Inst.	R-1	R-2	R-3	R-4	R-5
Ticker Symbol(s)	PBIJX	PNIIX	PBIMX	PBINX	PBOIX	PBIPX	PBIQX
Principal Funds, Inc. Summary Prospectus December 31, 2015 as amended December 16, 2016
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary prospectus incorporates by reference the Statutory Prospectus dated December 31, 2015 as supplemented March 18, 2016, May 31, 2016, June 17, 2016, June 30, 2016, July 29, 2016, September 16, 2016, November 2, 2016, and December 16, 2016, and the Statement of Additional Information dated December 31, 2015 as amended and restated March 29, 2016 as supplemented May 2, 2016, May 31, 2016, June 17, 2016, July 29, 2016, September 16, 2016, October 28, 2016, November 2, 2016, December 2, 2016, and December 16, 2016 (which may be obtained in the same manner as the Prospectus).

Objective:	The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	None	None	None	None	None	None

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees (1)	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.28%	0.01%	0.55%	0.47%	0.34%	0.30%	0.28%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.70%	0.28%	1.17%	1.04%	0.86%	0.67%	0.55%
Fee Waiver and Expense Reimbursement (2) (3)	(0.03)%	(0.03)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.67%	0.25%	1.13%	1.00%	0.82%	0.63%	0.51%

(1)	Expense information in the table has been restated to reflect current fees. Effective December 31, 2015, Distribution and/or Service (12b-1) Fees for Class J were reduced.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending December 30, 2016. The fee waiver will reduce the Fund's Management Fees by 0.03% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

(3)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.78% for Class J, 0.23% for Institutional, 1.11% for Class R-1, 0.98% for Class R-2, 0.80% for Class R-3, 0.61% for Class R-4, and 0.49% for Class R-5 shares. It is expected that the expense limits will continue through the period ending December 30, 2016; however, Principal Funds, Inc. and Principal, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$168	$221	$387	$868
Institutional Class	26	87	154	353
Class R-1	115	368	640	1,417
Class R-2	102	327	570	1,267
Class R-3	84	270	473	1,057
Class R-4	64	210	369	831
Class R-5	52	172	303	685
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$68	$221	$387	$868

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 319.5% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in investments designed to replicate the Barclays U.S. Aggregate Bond Index (the "Index") at the time of purchase. The Index is composed of investment grade, fixed rate debt issues with maturities of one year or more, including government securities, corporate securities, and asset-backed and mortgage-backed securities (securitized products). Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Fund uses a “sampling” methodology to purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. Under normal circumstances, the Fund maintains an average portfolio duration that is in line with the duration of the Index, which as of August 31, 2015 was 5.62 years. The Fund actively trades portfolio securities.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Index Fund Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund. The correlation between fund performance and index performance may also be affected by changes in securities markets, changes in the composition of the index, and the timing of purchases and sales of fund shares.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Portfolio Turnover (Active Trading) Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market, including factors such as: loss to casualty or condemnation; changes in real estate values; property taxes; interest rates; cash flow of underlying real estate assets; occupancy rates; government regulations affecting zoning, land use and rents; and the management skill and creditworthiness of the issuer.
Redemption Risk. A fund that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

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Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at:

•	For Class J - www.principalfunds.com.

•	For Institutional Class and Classes R-1, R-2, R-3, R-4, and R-5 - www.principal.com.
The bar chart shows the investment returns of the Fund’s Institutional Class shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund's Institutional Class and Classes R-1, R-2, R-3, R-4 and R-5 shares were first sold (December 30, 2009).
For periods prior to the inception date of Class J shares (March 16, 2010), the performance shown in the table for Class J shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses of Class J shares. These adjustments for Class J shares result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on December 30, 2009.
During 2014, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

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Total Returns as of December 31 (Institutional Class shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '11	3.76%
Lowest return for a quarter during the period of the bar chart above:	Q2 '13	(2.45)%

(1)	The year-to-date return as of September 30, 2015 was 0.91% for Institutional Class shares.

Average Annual Total Returns
For the periods ended 12/31/2014	1 Year		5 Years		Life of Fund
Institutional Class Return Before Taxes	6.63%	(1)	4.23%	(1)	4.20%	(1)
Institutional Class Return After Taxes on Distributions	5.65%	(1)	3.34%	(1)	3.32%	(1)
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.75%	(1)	2.92%	(1)	2.90%	(1)
Class J Return Before Taxes	3.91%		3.31%	(1)	3.28%	(1)
Class R-1 Return Before Taxes	4.54%		3.09%		3.06%
Class R-2 Return Before Taxes	4.73%		3.22%		3.20%
Class R-3 Return Before Taxes	4.89%		3.40%		3.38%
Class R-4 Return Before Taxes	5.11%		3.60%		3.58%
Class R-5 Return Before Taxes	5.29%		3.74%		3.72%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%		4.45%		4.41%

(1) During 2014, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and would be different for the other share classes.

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Management
Investment Advisor:
Principal Management Corporation
Sub-Advisor and Portfolio Managers:
Mellon Capital Management Corporation

•	Paul Benson (since 2015), Managing Director, Head of Fixed Income Portfolio Management

•	David C. Kwan (since 2009), Managing Director, Fixed Income Strategies

•	Gregg Lee (since 2010), Vice President, Senior Portfolio Manager, Fixed Income

•	Nancy G. Rogers (since 2015), Director, Senior Portfolio Manager, Fixed Income

•	Stephanie Shu (since 2015), Director, Senior Portfolio Manager, Fixed Income
Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
J	Initial Investment	$1,000(1)
J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-2, R-3, R-4, and R-5	There are no minimum initial or subsequent investment requirements for eligible purchasers.	N/A

(1)	Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.

(2)	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 and Class R-2 shares will no longer be available for purchase from new retirement plans except in limited circumstances. See Purchase of Fund Shares for additional information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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